                                                                   EXHIBIT 10.14

                                     WAIVER

                          Dated as of December 14, 1998

     This WAIVER is entered into among STELLEX INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time parties to the Credit Agreement (defined below) (the "Lenders"), SOCIETE GENERALE, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and FIRST UNION COMMERCIAL CORPORATION, in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent").

                             PRELIMINARY STATEMENTS:

     The Borrower, the Lenders, the Administrative Agent and the Collateral Agent have entered into an Amended and Restated Credit Agreement dated as of May 29, 1998 (the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

     SECTION 1. Waiver. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Lenders hereby waive delivery of the budget, business plan and projections for the Fiscal Year ending December 31, 1999 which is required under Section 7.01(d) of the Credit Agreement, during the period from the date hereof to February 15, 1999.

     SECTION 2. Conditions of Effectiveness. This Waiver shall become effective when the Administrative Agent shall have received counterparts of this Waiver executed by the Borrower and the Requisite Lenders.

     SECTION 3. Representations and Warranties of the Borrowers. The Borrower represents and warrants as follows:

          (a) All of the representations and warranties contained in Section
     6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

          (b) No Default or Event of Default shall have occurred and be continuing.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) Except as specifically waived above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents.

     (b) The execution, delivery and effectivenes of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documetns.

     SECTION 5. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 6. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed as of the date first above written.

                                    STELLEX INDUSTRIES, INC.



                                    By: /s/ William L. Remley
                                        ----------------------------------------
                                    Title:  President

                                    SOCIETE GENERALE, as Administrative Agent



                                    By: /s/ John M. Stack
                                        ----------------------------------------
                                    Title:  Director

                                    FIRST UNION COMMERCIAL CORPORATION
                                    as Collateral Agent



                                    By: /s/ Jeffrey M. McGrath
                                        ----------------------------------------
                                    Title:  Vice President

                                    SOCIETE GENERALE, as Lender



                                    By: /s/ John M. Stack
                                        ----------------------------------------
                                    Title:  Director

                                    FIRST UNION COMMERCIAL CORPORATION
                                    as Lender



                                    By: /s/ Jeffrey M. McGrath
                                        ----------------------------------------
                                    Title:  Vice President

                                    FLEET NATIONAL BANK, as Lender



                                    By: /s/
                                        ----------------------------------------
                                    Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Lender



                                    By: /s/
                                        ----------------------------------------
                                    Title:  Risk Manager

                                    PARIBAS CAPITAL FUNDING LLC,
                                    as Lender



                                    By: /s/
                                        ----------------------------------------
                                    Title:

                                    ML CBO IV (CAYMAN), LTD., as Lender
                                    By:     Highland Capital Management, L.P.
                                            as Collateral Manager


                                    By: /s/ James Dondero
                                        ----------------------------------------
                                    Title:  President

                                    MERRILL LYNCH DEBT STRATEGIES
                                    PORTFOLIO, as Lender
                                    By:     Merrill Lynch Asset Management, L.P.
                                            As Investment Advisor


                                    By: /s/
                                        ----------------------------------------
                                    Title:

                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.,
                                    as Lender
                                    By:     Pilgrim America Invesments, Inc., as
                                            its Investment Manager


                                    By: /s/ Jeffrey A. Bakalar
                                        ----------------------------------------
                                    Title:  Vice President

                                    KZH HIGHLAND-2 LLC, as Lender



                                    By: /s/ Virginia Conway
                                        ----------------------------------------
                                    Title:  Authorized Agent

                                    FIRST DOMINION FUNDING I



                                    By: /s/
                                        ----------------------------------------
                                    Title: